Exhibit 4.20

SECOND AMENDMENT TO THE WARRANT AGREEMENT

BETWEEN

DEUTSCHE BANK AKTIENGESELLSCHAFT

and

DEUTSCHE BANK TRUST COMPANY AMERICAS, Warrant Agent

_______________________

Dated as of January 1, 2016

AMENDMENT TO WARRANT AGREEMENT
DATED AS OF NOVEMBER 15, 2007

THIS SECOND AMENDMENT TO THE WARRANT AGREEMENT, dated as of January 1, 2016, between DEUTSCHE BANK AKTIENGESELLSCHAFT, a stock corporation with limited liability incorporated in the Federal Republic of Germany, which may act through its London Branch (the “Bank”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York trust company (the “Warrant Agent”).

WITNESSETH:

WHEREAS, the Bank and the Warrant Agent are parties to that certain Warrant Agreement, dated as of November 15, 2007, as supplemented by the First Amendment to the Warrant Agreement, dated as of January 1, 2015 (the “First Amendment to the Warrant Agreement”), each between the Bank and the Warrant Agent (the “Warrant Agreement”);

WHEREAS, Section 6.01(a)(iv) of the Warrant Agreement provides that, without the consent of the Warrantholders of any series of Warrants, the Bank and the Warrant Agent may amend the Warrant Agreement for the purpose of, among other things, making any provisions as the Bank may deem necessary or desirable and which will not materially and adversely affect the interests of the Warrantholders of such series;

WHEREAS, there are no Warrants outstanding of any series created prior to the execution of this Second Amendment to the Warrant Agreement which are entitled to the benefit of the provisions set forth herein or would be materially and adversely affected by such provisions;

WHEREAS, the Bank and the Warrant Agent desire to amend the Warrant Agreement to provide that the Registered Holders (including the Beneficial Owners) of certain Warrants to be issued under the Warrant Agreement on or after the date of this Second Amendment to the Warrant Agreement shall be bound by and shall be deemed to consent to the imposition of any Resolution Measure by the competent resolution authority as set forth in this Second Amendment to the Warrant Agreement, rather than as had been set forth in the First Amendment to the Warrant Agreement;

WHEREAS, Section 6.01(a)(ii) of the Warrant Agreement provides that, without the consent of the Warrantholders of any series of Warrants, the Bank and the Warrant Agent may amend the Warrant Agreement for the purpose of, among other things, establishing the forms or terms of Warrant Certificates or Warrants of any series as permitted by Sections 1.02 and 1.03 of the Warrant Agreement;

WHEREAS, the parties hereto desire to establish the forms of Warrants of each series to be issued under the Warrant Agreement on or after the date of this Second Amendment to the Warrant Agreement pursuant to Sections 1.02 and 1.03 of the Warrant Agreement;

WHEREAS, the entry into this Second Amendment to the Warrant Agreement by the parties hereto is in all respects authorized by the provisions of the Warrant Agreement; and

WHEREAS, all things necessary to make this Second Amendment to the Warrant Agreement a valid agreement according to its terms have been done;

NOW, THEREFORE:

In consideration of the premises, the Bank and the Warrant Agent mutually covenant and agree, for the equal and proportionate benefit of the respective Warrantholders from time to time of the Warrants, as follows:

Article 1

Application of First Amendment to Warrant Agreement

Section 1.01. Application of First Amendment to Warrant Agreement. The First Amendment to the Warrant Agreement shall not apply to the Warrants to be issued under the Warrant Agreement on or after the date of this Second Amendment to the Warrant Agreement.

Article 2

Forms of Warrants

Section 2.01. Forms of Warrants. As applied to the Warrants to be issued under the Warrant Agreement on or after the date of this Second Amendment to the Warrant Agreement, the forms of Warrants for each series shall be substantially in the forms of Exhibits I and II to this Second Amendment to the Warrant Agreement and as may be determined from time to time pursuant to Officers’ Certificates pursuant to Section 1.03 of the Warrant Agreement.

Article 3

Additional Terms Applicable to the Warrants

Section 3.01. Certain Terms Defined. With respect to the Warrants to be issued under the Warrant Agreement on or after the date of this Second Amendment to the Warrant Agreement, the Warrant Agreement is hereby amended to include the following definitions:

“Beneficial Owner” shall mean (i) if any Warrants are in global form, the beneficial owners of such Warrants and (ii) if any Warrants are in definitive form, the holders in whose name such Warrants are registered in the Warrant register of the Bank and any beneficial owners holding an interest in such Warrants in definitive form.

“bridge bank” shall mean a newly chartered German bank that would receive some or all of the Bank’s assets, liabilities and material contracts,

including those attributable to the Bank’s branches and subsidiaries, in a resolution proceeding.

“group entity” shall mean an entity that is included in the corporate group subject to a Resolution Measure.

“competent resolution authority” shall mean any authority with the ability to exercise a Resolution Measure.

“Resolution Measure” shall have the meaning set forth in Section 3.03 of this Second Amendment to the Warrant Agreement.

Section 3.02. Ranking. With respect to the Warrants to be issued under the Warrant Agreement on or after the date of this Second Amendment to the Warrant Agreement, Section 1.01 of the Warrant Agreement is hereby deleted in its entirety and replaced with the following section:

Section 1.01. Ranking. The Warrants are unsecured contractual obligations of the Bank and will rank equally and pari passu with the Bank’s other unsecured contractual obligations and with the Bank’s unsecured and unsubordinated debt, subject to any statutory priority regime of the jurisdiction of the Bank’s incorporation (or, in the case of Warrants issued by the Bank through a branch, of the jurisdiction where the branch is established) that provides certain claims will be satisfied first in a resolution or German insolvency proceeding with respect to the Bank.

Section 3.03. Warrants Subject to Resolution Measures. The following provisions apply to the Warrants to be issued under the Warrant Agreement on or after the date of this Second Amendment to the Warrant Agreement, unless the face of any such Warrant has specified that “Resolution Measures” are “not applicable”:

By acquiring the Warrants, the Registered Holders (including the Beneficial Owners) shall be bound by and shall be deemed to consent to the imposition of any Resolution Measure by the competent resolution authority.

(a)	Under the relevant resolution laws and regulations as applicable to the Bank from time to time, the Warrants may be subject to the powers exercised by the competent resolution authority to:

(i)	write down, including write down to zero, the claims for payment of any amount or, if applicable, claims for delivery of any property in respect of the Warrants;

(ii)	convert the Warrants into ordinary shares of (i) the Bank or (ii) any group entity or (iii) any bridge bank or other instruments of ownership of such entities qualifying as common equity tier one capital; and/or

(iii)	apply any other resolution measure, including, but not limited to, (A) any transfer of the Warrants to another entity, (B) the amendment, modification or variation of the terms and conditions of the Warrants or (C) the cancellation of the Warrants;

(each, a “Resolution Measure”).

For the avoidance of doubt, any non-payment or non-delivery by the Bank arising out of any such Resolution Measure will not constitute a failure by the Bank under the terms of the Warrants or the Warrant Agreement to make a payment or delivery owing under the Warrants. If any Warrants provide for delivery of any property, any reference in the Warrant Agreement and this Second Amendment to the Warrant Agreement to payment by the Bank under the Warrants shall be deemed to include the delivery of such property.

(b)	By its acquisition of the Warrants, each Registered Holder (including each Beneficial Owner) shall be deemed irrevocably to have agreed:

(i)	to be bound by, to acknowledge and to accept any Resolution Measure and any amendment, modification or variation of the terms and conditions of the Warrants to give effect to any Resolution Measure;

(ii)	that it will have no claim or other right against the Bank arising out of any Resolution Measure; and

(iii)	that the imposition of any Resolution Measure will not constitute a default under (A) the Warrants or (B) the Warrant Agreement.

(c)	The terms and conditions of the Warrants shall continue to apply in relation to the residual notional amount of, or the amount due but unpaid in respect of, the Warrants, subject to any modification of the amount payable, if any, to reflect the reduction of the notional amount or amount due but unpaid in respect of the Warrants, and any further modification of the terms that the competent resolution authority may decide in accordance with applicable laws and regulations relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in the Federal Republic of Germany.

(d)	No payment of any amount (or delivery of any property, if applicable) thereon (to the extent of the portion thereof affected by the imposition of a Resolution Measure) shall become due and payable after the imposition of any Resolution Measure by the competent resolution authority, unless such payment or delivery would be permitted to be made by the Bank under the laws and regulations of the Federal Republic of Germany then applicable to the Bank.

(e)	By its acquisition of the Warrants, each Registered Holder (including each Beneficial Owner) waives, to the fullest extent permitted by applicable law, any and all claims against the Warrant Agent for, agrees not to initiate a suit against the Warrant Agent in respect of, and agrees that the Warrant Agent shall not be liable for, any action that the Warrant Agent takes, or abstains from taking, in either case in accordance with the imposition of a Resolution Measure by the competent resolution authority with respect to the Warrants.

(f)	Upon the imposition of a Resolution Measure by the competent resolution authority with respect to the Warrants, the Bank shall provide a written notice directly to the Warrantholders in accordance with Section 6.04 of the Warrant Agreement as soon as practicable regarding such imposition of a Resolution Measure by the competent resolution authority for purposes of notifying the Warrantholders of such occurrence. The Bank shall also deliver a copy of such notice to the Warrant Agent for information purposes, and the Warrant Agent shall be entitled to rely, and will not be liable for relying, on the competent resolution authority and the Resolution Measure identified in such notice. Any delay or failure by the Bank to give notice shall not affect the validity or enforceability of any Resolution Measure nor the effects thereof on the Warrants.

(g)	If the Warrantholders have elected to exercise the Warrants, but the competent resolution authority has imposed a Resolution Measure with respect to the Warrants prior to the payment or delivery of the cash settlement amount or Warrant Property for the Warrants, the exercise notice shall be automatically rescinded and shall be of no force and effect, and no payment or delivery of the cash settlement amount or Warrant Property for the Warrants will be due and payable or deliverable.

(h)	The Warrant Agreement shall impose no duties, obligations or liabilities upon the Warrant Agent whatsoever with respect to the imposition of any Resolution Measure by the competent resolution authority. The Warrant Agent shall be fully protected in acting or refraining from acting in accordance with a Resolution Measure. Notwithstanding the foregoing, if, following completion of the imposition of a Resolution Measure by the competent resolution authority, the Warrants remain outstanding, then the Warrant Agent’s duties under the Warrant Agreement shall remain applicable with respect to the Warrants following such completion to the extent that the Bank and the Warrant Agent agree pursuant to an amendment to the Warrant Agreement, unless the Bank and the Warrant Agent agree that an amendment to the Warrant Agreement is not necessary.

(i)	By the acquisition of the Warrants, each Registered Holder (including each Beneficial Owner) shall be deemed irrevocably to have (i) consented to the imposition of any Resolution Measure as it may be imposed without any prior notice by the competent resolution authority of its decision to exercise such power with respect to the Warrants, (ii) authorized, directed and requested the Depositary and any direct participant in the Depositary or other intermediary through which it holds such Warrants to take any and all necessary action, if required, to implement the imposition of any Resolution Measure with respect to the Warrants as it may be imposed, without any further action or direction on the part of such Warrantholders of the Warrants or the Warrant Agent and (iii) acknowledged and accepted that the provisions contained in Article 3 of this Second Amendment to the Warrant Agreement are exhaustive on the matters described in Article 3 of this Second Amendment to the Warrant Agreement to the exclusion of any other agreements, arrangements or understandings between it and the Bank relating to the terms and conditions of the Warrants.

(j)	If the competent resolution authority imposes a Resolution Measure with respect to less than the total outstanding notional amount of the Warrants, unless the Warrant Agent is otherwise instructed by the Bank or the competent resolution authority, any cancellation, write-off or conversion into equity made in respect of the Warrants pursuant to the Resolution Measure will be made on a substantially pro rata basis among the Warrants of any series.

(k)	The Bank’s obligations to indemnify the Warrant Agent in accordance with Section 5.02 of the Warrant Agreement shall survive the imposition of a Resolution Measure by the competent resolution authority with respect to the Warrants.

Section 3.04. Amendment to the Warrant Agreement. (a) In addition to Section 6.01 of the Warrant Agreement, the Bank and the Warrant Agent may amend, modify or supplement the Warrant Agreement without the consent of any Warrantholder to give effect to any variation to the terms of the Warrants as a result of the imposition of any Resolution Measure.

(b) In addition, for purposes of Section 6.01(a) of the Warrant Agreement, any amendment made solely to conform the provisions of this Second Amendment to the Warrant Agreement to the description of the Warrants contained in the Bank’s prospectus addendum dated January 1, 2016 will not be deemed to materially or adversely affect the interests of the Warrantholders of the Warrants.

Article 4
Miscellaneous Provisions

Section 4.01. Further Assurances. The Bank will, upon request by the Warrant Agent, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectively the purposes of this Second Amendment to the Warrant Agreement.

Section 4.02. Other Terms of Warrant Agreement. Except insofar as herein otherwise expressly provided, all provisions, terms and conditions of the Warrant Agreement are in all respects ratified and confirmed and shall remain in full force and effect.

Section 4.03. Terms Defined. All terms defined elsewhere in the Warrant Agreement shall have the same meanings when used herein.

Section 4.04. Governing Law. This Second Amendment to the Warrant Agreement shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, excluding choice of law provisions, except as may otherwise be required by mandatory provisions of law.

Section 4.05. Counterparts. This Second Amendment to the Warrant Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

Section 4.06. Responsibility of the Warrant Agent. The recitals contained herein shall be taken as the statements of the Bank, and the Warrant Agent assumes no responsibility for the correctness of the same. The Warrant Agent makes no representations as to the validity or sufficiency of this Second Amendment to the Warrant Agreement or the Warrants.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Warrant Agreement to duly executed, all as of January 1, 2016.

DEUTSCHE BANK AKTIENGESELLSCHAFT

By:	/s/ John Vergel de Dios
	Name:	John Vergel de Dios
	Title:	Director

By:	/s/ Sean Rahavy
	Name:	Sean Rahavy
	Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, WARRANT AGENT

By:	/s/ Chris Niesz
	Name:	Chris Niesz
	Title:	Assistant Vice President

By:	/s/ Kathryn Fischer
	Name:	Kathryn Fischer
	Title:	Assistant Vice President

Exhibit I

[FORM OF FACE OF REGISTERED PUT WARRANT CERTIFICATE]

No. _____	CUSIP No. __________

[Unless and until it is exchanged in whole for Warrants in definitive registered form, this Warrant Certificate and the Warrants evidenced hereby may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Unless this Warrant Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]1

DEUTSCHE BANK AKTIENGESELLSCHAFT

[Designation of Warrants]

NUMBER OF WARRANTS EVIDENCED BY THIS CERTIFICATE: [UP TO ____]1

CASH SETTLEMENT VALUE PER WARRANT (OR METHOD OF DETERMINING SAME):

[WARRANT PROPERTY:]2

[AMOUNT OF WARRANT PROPERTY SALABLE PER WARRANT:]2

[PUT PRICE FOR SUCH SPECIFIED AMOUNT OF WARRANT PROPERTY PER WARRANT:]2

1 Applies to global warrant certificates.

2 Only if the terms of the Warrants contemplate that the holder may deliver Warrant Property to exercise the Warrants.

[METHOD OF DELIVERY OF ANY WARRANT PROPERTY TO BE DELIVERED FOR SALE UPON EXERCISE OF WARRANTS:]2

RESOLUTION MEASURES PROVISIONS: [APPLICABLE]

DATES OF EXERCISE:

OTHER TERMS:

This Warrant Certificate certifies that __________, or registered assigns, is the Registered Holder of the number of [Designation of Warrants] (the “Warrants”) [specified above]3 [specified on Schedule A hereto].4 Upon receipt by the Warrant Agent of this Warrant Certificate, the exercise notice on the reverse hereof (or an exercise notice in substantially identical form delivered herewith) (the “Exercise Notice”), duly completed and executed, and the Amount of Warrant Property saleable per Warrant set forth above, adjusted, if applicable, as set forth above, for each Warrant to be exercised, delivered as set forth above at the Warrant Agent’s Window in Nashville, Tennessee, each Warrant evidenced hereby entitles the Registered Holder hereof to receive, subject to the terms and conditions set forth herein and in the Warrant Agreement (as defined below), from Deutsche Bank Aktiengesellschaft (the “Bank”) the [Cash Settlement Value] [Put Price]5 per Warrant specified above.

Unless otherwise indicated above, a Warrant will not require or entitle a Warrantholder to sell or deliver to the Bank, nor will the Bank be under any obligation to, nor will it, purchase or take delivery from any Warrantholder of, any Warrant Property, and upon exercise of a Warrant, the Bank will make only a cash payment in the amount of the Cash Settlement Value or Put Price per Warrant. Warrantholders will not receive any interest on any Cash Settlement Value.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth in this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

3 Applies to definitive warrant certificates.

4 Applies to global warrant certificates.

5 Only if the terms of the Warrants contemplate that the holder may deliver Warrant Property to exercise the Warrants.

IN WITNESS WHEREOF, Deutsche Bank Aktiengesellschaft has caused this Warrant Certificate to be duly executed.

Dated:______________________

DEUTSCHE BANK AKTIENGESELLSCHAFT

By:
Name:
Title:

Attest:

By:
Secretary

Countersigned as of the date above written:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Warrant Agent

By:
Authorized Officer

[FORM OF REVERSE OF REGISTERED PUT WARRANT CERTIFICATE]

DEUTSCHE BANK AKTIENGESELLSCHAFT

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued by the Bank pursuant to a warrant agreement, dated as of November 15, 2007 (as may be amended or supplemented from time to time, the “Warrant Agreement”), between the Bank and Deutsche Bank Trust Company Americas (the “Warrant Agent”) and are subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions each Warrantholder consents by acceptance of this Warrant Certificate or a beneficial interest therein and which Warrant Agreement is hereby incorporated by reference in and made a part of this Warrant Certificate. Without limiting the foregoing, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement. A copy of the Warrant Agreement is on file at the Warrant Agent’s Office. The Warrants constitute a separate series of Warrants under the Warrant Agreement.

The Warrants are unsecured contractual obligations of the Bank and will rank equally and pari passu with the Bank’s other unsecured contractual obligations and with the Bank’s unsecured and unsubordinated debt, subject to any statutory priority regime of the jurisdiction of the Bank’s incorporation (or, in the case of Warrants issued by the Bank through a branch, of the jurisdiction where the branch is established) that provides certain claims will be satisfied first in a resolution or German insolvency proceeding with respect to the Bank.

Subject to the provisions hereof and the Warrant Agreement, each Warrant may be exercised during the dates of exercise set forth on the face hereof by delivering or causing to be delivered this Warrant Certificate, the Exercise Notice, duly completed and executed, and the Exercise Property for each such Warrant to the Warrant Agent’s Window, in Nashville, Tennessee, which is, on the date hereof:

(a)	By Mail	DB Services Tennessee, Inc.
Reorganization Unit
P.O. Box 292737
Nashville, TN 37229-2737

By Overnight Mail or Courier	DB Services Tennessee, Inc.
Trust and Securities Services
Reorganization Unit
648 Grassmere Park Road
Nashville, TN 37211

or at such other address as the Warrant Agent may specify from time to time.

Each Warrant entitles the Warrantholder to receive, upon exercise, the [Cash Settlement Value] [Put Price]6 per Warrant set forth on the face hereof.

Unless the face hereof indicates that the Warrants are not subject to the “Resolution Measures Provisions,” the terms and conditions set forth in the following paragraphs (a) – (k) shall apply to the Warrants, and by acquiring the Warrants evidenced by this Warrant Certificate, the Registered Holder and each Beneficial Owner of the Warrants shall be bound by and shall be deemed to consent to the imposition of any Resolution Measure by the competent resolution authority.

(a)	Under the relevant resolution laws and regulations as applicable to the Bank from time to time, the Warrants evidenced by this Warrant Certificate may be subject to the powers exercised by the competent resolution authority to:

(i)	write down, including write down to zero, the claims for payment of any amount or, if applicable, claims for delivery of any property in respect of the Warrants;

(ii)	convert the Warrants into ordinary shares of (i) the Bank or (ii) any group entity or (iii) any bridge bank or other instruments of ownership of such entities qualifying as common equity tier one capital; and/or

(iii)	apply any other resolution measure, including, but not limited to, (A) any transfer of the Warrants to another entity, (B) the amendment, modification or variation of the terms and conditions of the Warrants or (C) the cancellation of the Warrants;

(each, a “Resolution Measure”).

For the avoidance of doubt, any non-payment or non-delivery by the Bank arising out of any such Resolution Measure will not constitute a failure by the Bank under the terms of this Warrant Certificate or the Warrant Agreement to make a payment or delivery owing under the Warrants. If any Warrants provide for delivery of any property, any reference in this Warrant Certificate or the Warrant Agreement to payment by the Bank under the Warrants shall be deemed to include the delivery of such property.

6 Only if the terms of the Warrants contemplate that the holder may deliver Warrant Property to exercise the Warrants.

(b)	By its acquisition of the Warrants evidenced by this Warrant Certificate, the Registered Holder and each Beneficial Owner of the Warrants shall be deemed irrevocably to have agreed:

(i)	to be bound by, to acknowledge and to accept any Resolution Measure and any amendment, modification or variation of the terms and conditions of the Warrants to give effect to any Resolution Measure;

(ii)	that it will have no claim or other right against the Bank arising out of any Resolution Measure; and

(iii)	that the imposition of any Resolution Measure will not constitute a default under (A) the Warrants or (B) the Warrant Agreement.

(c)	The terms and conditions of this Warrant Certificate shall continue to apply in relation to the residual notional amount of, or the amount due but unpaid in respect of, the Warrants, subject to any modification of the amount payable, if any, to reflect the reduction of the notional amount or amount due but unpaid in respect of the Warrants, and any further modification of the terms that the competent resolution authority may decide in accordance with applicable laws and regulations relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in the Federal Republic of Germany.

(d)	No payment of any amount (or delivery of any property, if applicable) thereon (to the extent of the portion thereof affected by the imposition of a Resolution Measure) shall become due and payable after the imposition of any Resolution Measure by the competent resolution authority, unless such payment or delivery would be permitted to be made by the Bank under the laws and regulations of the Federal Republic of Germany then applicable to the Bank.

(e)	By its acquisition of the Warrants evidenced by this Warrant Certificate, the Registered Holder and each Beneficial Owner of the Warrants waives, to the fullest extent permitted by applicable law, any and all claims against the Warrant Agent for, agrees not to initiate a suit against the Warrant Agent in respect of, and agrees that the Warrant Agent shall not be liable for, any action that the Warrant Agent takes, or abstains from taking, in either case in accordance with the imposition of a Resolution Measure by the competent resolution authority with respect to the Warrants.

(f)	Upon the imposition of a Resolution Measure by the competent resolution authority with respect to the Warrants evidenced by this

Warrant Certificate, the Bank shall provide a written notice directly to the Warrantholders in accordance with Section 6.04 of the Warrant Agreement as soon as practicable regarding such imposition of a Resolution Measure by the competent resolution authority for purposes of notifying the Warrantholders of such occurrence. The Bank shall also deliver a copy of such notice to the Warrant Agent for information purposes, and the Warrant Agent shall be entitled to rely, and will not be liable for relying, on the competent resolution authority and the Resolution Measure identified in such notice. Any delay or failure by the Bank to give notice shall not affect the validity or enforceability of any Resolution Measure nor the effects thereof on the Warrants.

(g)	If the Warrantholders have elected to exercise the Warrants, but the competent resolution authority has imposed a Resolution Measure with respect to the Warrants represented by this Warrant Certificate prior to the payment or delivery of the cash settlement amount or Warrant Property for the Warrants, the exercise notice shall be automatically rescinded and shall be of no force and effect, and no payment or delivery of the cash settlement amount or Warrant Property for the Warrants will be due and payable or deliverable.

(h)	The Warrant Agreement shall impose no duties, obligations or liabilities upon the Warrant Agent whatsoever with respect to the imposition of any Resolution Measure by the competent resolution authority. The Warrant Agent shall be fully protected in acting or refraining from acting in accordance with a Resolution Measure. Notwithstanding the foregoing, if, following completion of the imposition of a Resolution Measure by the competent resolution authority, the Warrants evidenced by this Warrant Certificate remain outstanding, then the Warrant Agent’s duties under the Warrant Agreement shall remain applicable with respect to the Warrants following such completion to the extent that the Bank and the Warrant Agent agree pursuant to an amendment to the Warrant Agreement, unless the Bank and the Warrant Agent agree that an amendment to the Warrant Agreement is not necessary.

(i)	By the acquisition of the Warrants evidenced by this Warrant Certificate, the Registered Holder and each Beneficial Owner of the Warrants shall be deemed irrevocably to have (i) consented to the imposition of any Resolution Measure as it may be imposed without any prior notice by the competent resolution authority of its decision to exercise such power with respect to the Warrants, (ii) authorized, directed and requested the Depositary and any direct participant in the Depositary or other intermediary through which it holds the Warrants to take any and all necessary action, if required, to implement the imposition of any Resolution Measure with respect to the Warrants as it may be imposed, without any further action or direction on the part of such Warrantholders of the Warrants or the Warrant Agent and (iii) acknowledged and accepted that the provisions contained in Article 3 of the Second Amendment to the Warrant Agreement are exhaustive on the matters described in Article 3 of the Second Amendment to the Warrant Agreement to the exclusion of any other agreements, arrangements or understandings between it and the Bank relating to the terms and conditions of the Warrants.

(j)	If the competent resolution authority imposes a Resolution Measure with respect to less than the total outstanding notional amount of the Warrants, unless the Warrant Agent is otherwise instructed by the Bank or the competent resolution authority, any cancellation, write-off or conversion into equity made in respect of the Warrants pursuant to the Resolution Measure will be made on a substantially pro rata basis among the Warrants of any series.

(k)	The Bank’s obligations to indemnify the Warrant Agent in accordance with Section 5.02 of the Warrant Agreement shall survive the imposition of a Resolution Measure by the competent resolution authority with respect to the Warrants evidenced by this Warrant Certificate.

The Warrant Agreement and the terms of the Warrants are subject to amendment as provided in the Warrant Agreement.

This Warrant Certificate shall be governed by, and interpreted in accordance with the laws of the State of New York, excluding choice of law provisions, except as may otherwise be required by mandatory provision of law.

[Designation of Warrants]

Exercise Notice

[By Mail]

[DB Services Tennessee, Inc.

Reorganization Unit

P.O. Box 292737

Nashville, TN 37229-2737]

[By Overnight Mail or Courier]

[DB Services Tennessee, Inc.

Trust and Securities Services

Reorganization Unit

648 Grassmere Park Road

Nashville, TN 37211]

Attention: Reorganization Unit

The undersigned (the “Registered Holder”) hereby irrevocably exercises __________ Warrants (the “Exercised Warrants”) and delivers to you herewith a Warrant Certificate or Certificates, registered in the Registered Holder’s name, representing a number of Warrants at least equal to the number of Exercised Warrants[, and the Warrant Property with respect thereto].7

The Registered Holder hereby directs the Warrant Agent (a) to deliver the [Cash Settlement Value][Put Price]7 per Warrant as follows:

and (b) if the number of Exercised Warrants is less than the number of Warrants represented by the enclosed Warrant Certificate, to deliver a Warrant Certificate representing the unexercised Warrants to:

Dated:
(Registered Holder)

7 Only if terms of the Warrants contemplate that the holder may deliver Warrant Property to exercise the Warrants.

By:
Authorized Signature
Address:
Telephone:

[If Warrant is a Global Warrant, insert this Schedule A.]

SCHEDULE A

[Designation of Warrants]

GLOBAL
WARRANT
SCHEDULE OF EXCHANGES

The initial number of Warrants represented by this Global Warrant is __________. In accordance with the Warrant Agreement and the Unit Agreement dated as of [              ] among the Bank, [              ] as Unit Agent, Deutsche Bank Trust Company Americas as Warrant Agent, [              ] as Collateral Agent, and Law Debenture Trust Company of New York as Trustee under the Indenture referred to therein and the Holders from time to time of the Units described therein, the following (A) exchanges of [the number of Warrants indicated below for a like number of Warrants to be represented by a Global Warrant that has been separated from a Unit (a “Separated Warrant”)]8 [the number of Warrants that had been represented by a Global Warrant that is part of a Unit (an “Attached Unit Warrant”) for a like number of Warrants represented by this Global Warrant]9 or (B) reductions as a result of the exercise of the number of Warrants indicated below have been made:

Date of Exchange or Exercise	[Number Exchanged for Separated Warrants][8]	[Reduced Number Outstanding Following Such Exchange][8]	[Number of Attached Unit Warrants Exchanged for Warrants represented by this Separated Warrant][9]	[Increased Number Outstanding Following Such Exchange][9]	Number of Warrants Exercised	Reduced Number Outstanding Following Such Exercise	Notation Made by or on Behalf of Warrant Agent

8 Applies only if this Global Warrant is part of a Unit.

9 Applies only if this Global Warrant has been separated from a Unit.

Exhibit II

[FORM OF FACE OF REGISTERED CALL WARRANT CERTIFICATE]

No. _____	CUSIP No. __________

[Unless and until it is exchanged in whole for Warrants in definitive registered form, this Warrant Certificate and the Warrants evidenced hereby may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Unless this Warrant Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]1

DEUTSCHE BANK AKTIENGESELLSCHAFT

[Designation of Warrants]

NUMBER OF WARRANTS EVIDENCED BY THIS CERTIFICATE: [UP TO _____]1

[CASH SETTLEMENT VALUE PER WARRANT (OR METHOD OF DETERMINING SAME):]

WARRANT PROPERTY:

AMOUNT OF WARRANT PROPERTY PURCHASABLE PER WARRANT:

CALL PRICE PER WARRANT:

RESOLUTION MEASURES PROVISIONS: [APPLICABLE]

1 Applies to global warrant certificates.

FORM OF PAYMENT OF CALL PRICE:

FORM OF SETTLEMENT:

DATES OF EXERCISE:

OTHER TERMS:

This Warrant Certificate certifies that __________, or registered assigns, is the Registered Holder of the number of [Designation of Warrants] (the “Warrants”) [specified above]2 [specified on Schedule A hereto]3. Upon receipt by the Warrant Agent of this Warrant Certificate, the exercise notice on the reverse hereof (or an exercise notice in substantially identical form delivered herewith) (the “Exercise Notice”), duly completed and executed, and the Call Price per Warrant set forth above, in the form set forth above, for each Warrant to be exercised (the “Exercise Property”) at the Warrant Agent’s Window in Nashville, Tennessee, each Warrant evidenced hereby entitles the Registered Holder hereof to receive, subject to the terms and conditions set forth herein and in the Warrant Agreement (as defined below), from Deutsche Bank Aktiengesellschaft (the “Bank”) the amount and form of property (the “Warrant Property”) specified above. Warrants will not entitle the Warrantholder to any of the rights of the holders of any of the Warrant Property.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth in this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

2 Applies to definitive warrant certificates.

3 Applies to global warrant certificates.

IN WITNESS WHEREOF, Deutsche Bank Aktiengesellschaft has caused this Warrant Certificate to be duly executed.

Dated:______________________

DEUTSCHE BANK AKTIENGESELLSCHAFT

By:
Name:
Title:

Attest:

By:
Secretary

Countersigned as of the date above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Warrant Agent

By:
Authorized Officer

[FORM OF REVERSE OF REGISTERED CALL WARRANT CERTIFICATE]

DEUTSCHE BANK AKTIENGESELLSCHAFT

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued by the Bank pursuant to a warrant agreement, dated as of November 15, 2007 (as may be amended or supplemented from time to time, the “Warrant Agreement”), between the Bank and Deutsche Bank Trust Company Americas (the “Warrant Agent”) and are subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions each Warrantholder consents by acceptance of this Warrant Certificate or a beneficial interest therein and which Warrant Agreement is hereby incorporated by reference in and made a part of this Warrant Certificate. Without limiting the foregoing, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement. A copy of the Warrant Agreement is on file at the Warrant Agent’s Office. The Warrants constitute a separate series of Warrants under the Warrant Agreement.

The Warrants are unsecured contractual obligations of the Bank and will rank equally and pari passu with the Bank’s other unsecured contractual obligations and with the Bank’s unsecured and unsubordinated debt, subject to any statutory priority regime of the jurisdiction of the Bank’s incorporation (or, in the case of Warrants issued by the Bank through a branch, of the jurisdiction where the branch is established) that provides certain claims will be satisfied first in a resolution or German insolvency proceeding with respect to the Bank.

Subject to the provisions hereof and the Warrant Agreement, each Warrant may be exercised during the dates of exercise set forth on the face hereof by delivering or causing to be delivered this Warrant Certificate, the Exercise Notice, duly completed and executed, and the Exercise Property for each such Warrant to the Warrant Agent’s Window, in Nashville, Tennessee, which is, on the date hereof:

(b)	By Mail	DB Services Tennessee, Inc.
Reorganization Unit
P.O. Box 292737
Nashville, TN 37229-2737

By Overnight Mail or Courier	DB Services Tennessee, Inc.
Trust and Securities Services
Reorganization Unit
648 Grassmere Park Road
Nashville, TN 37211

or at such other address as the Warrant Agent may specify from time to time.

Each Warrant entitles the Warrantholder to receive, upon exercise, the Warrant Property set forth on the face hereof.

Unless the face hereof indicates that the Warrants are not subject to the “Resolution Measures Provisions,” the terms and conditions set forth in the following paragraphs (a) – (k) shall apply to the Warrants, and by acquiring the Warrants evidenced by this Warrant Certificate, the Registered Holder and each Beneficial Owner of the Warrants shall be bound by and shall be deemed to consent to the imposition of any Resolution Measure by the competent resolution authority.

(a)	Under the relevant resolution laws and regulations as applicable to the Bank from time to time, the Warrants evidenced by this Warrant Certificate may be subject to the powers exercised by the competent resolution authority to:

(i)	write down, including write down to zero, the claims for payment of any amount or, if applicable, claims for delivery of any property in respect of the Warrants;

(ii)	convert the Warrants into ordinary shares of (i) the Bank or (ii) any group entity or (iii) any bridge bank or other instruments of ownership of such entities qualifying as common equity tier one capital; and/or

(iii)	apply any other resolution measure, including, but not limited to, (A) any transfer of the Warrants to another entity, (B) the amendment, modification or variation of the terms and conditions of the Warrants or (C) the cancellation of the Warrants;

(each, a “Resolution Measure”).

For the avoidance of doubt, any non-payment or non-delivery by the Bank arising out of any such Resolution Measure will not constitute a failure by the Bank under the terms of this Warrant Certificate or the Warrant Agreement to make a payment or delivery owing under the Warrants. If any Warrants provide for delivery of any property, any reference in this Warrant Certificate or the Warrant Agreement to payment by the Bank under the Warrants shall be deemed to include the delivery of such property.

(b)	By its acquisition of the Warrants evidenced by this Warrant Certificate, the Registered Holder and each Beneficial Owner of the Warrants shall be deemed irrevocably to have agreed:

(i)	to be bound by, to acknowledge and to accept any Resolution Measure and any amendment, modification or variation of the terms and conditions of the Warrants to give effect to any Resolution Measure;

(ii)	that it will have no claim or other right against the Bank arising out of any Resolution Measure; and

(iii)	that the imposition of any Resolution Measure will not constitute a default under (A) the Warrants or (B) the Warrant Agreement.

(c)	The terms and conditions of this Warrant Certificate shall continue to apply in relation to the residual notional amount of, or the amount due but unpaid in respect of, the Warrants, subject to any modification of the amount payable, if any, to reflect the reduction of the notional amount or amount due but unpaid in respect of the Warrants, and any further modification of the terms that the competent resolution authority may decide in accordance with applicable laws and regulations relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in the Federal Republic of Germany.

(d)	No payment of any amount (or delivery of any property, if applicable) thereon (to the extent of the portion thereof affected by the imposition of a Resolution Measure) shall become due and payable after the imposition of any Resolution Measure by the competent resolution authority, unless such payment or delivery would be permitted to be made by the Bank under the laws and regulations of the Federal Republic of Germany then applicable to the Bank.

(e)	By its acquisition of the Warrants evidenced by this Warrant Certificate, the Registered Holder and each Beneficial Owner of the Warrants waives, to the fullest extent permitted by applicable law, any and all claims against the Warrant Agent for, agrees not to initiate a suit against the Warrant Agent in respect of, and agrees that the Warrant Agent shall not be liable for, any action that the Warrant Agent takes, or abstains from taking, in either case in accordance with the imposition of a Resolution Measure by the competent resolution authority with respect to the Warrants.

(f)	Upon the imposition of a Resolution Measure by the competent resolution authority with respect to the Warrants evidenced by this Warrant Certificate, the Bank shall provide a written notice directly to the Warrantholders in accordance with Section 6.04 of the Warrant Agreement as soon as practicable regarding such imposition of a Resolution Measure by the competent resolution authority for purposes of notifying the Warrantholders of such occurrence. The Bank shall also deliver a copy of such notice to the Warrant Agent for information purposes, and the Warrant Agent shall be entitled to rely, and will not be liable for relying, on the competent resolution authority and the Resolution Measure identified in such notice. Any delay or failure by the Bank to give notice shall not affect the validity or enforceability of any Resolution Measure nor the effects thereof on the Warrants.

(g)	If the Warrantholders have elected to exercise the Warrants, but the competent resolution authority has imposed a Resolution Measure with respect to the Warrants represented by this Warrant Certificate prior to the payment or delivery of the cash settlement amount or Warrant Property for the Warrants, the exercise notice shall be automatically rescinded and shall be of no force and effect, and no payment or delivery of the cash settlement amount or Warrant Property for the Warrants will be due and payable or deliverable.

(h)	The Warrant Agreement shall impose no duties, obligations or liabilities upon the Warrant Agent whatsoever with respect to the imposition of any Resolution Measure by the competent resolution authority. The Warrant Agent shall be fully protected in acting or refraining from acting in accordance with a Resolution Measure. Notwithstanding the foregoing, if, following completion of the imposition of a Resolution Measure by the competent resolution authority, the Warrants evidenced by this Warrant Certificate remain outstanding, then the Warrant Agent’s duties under the Warrant Agreement shall remain applicable with respect to the Warrants following such completion to the extent that the Bank and the Warrant Agent agree pursuant to an amendment to the Warrant Agreement, unless the Bank and the Warrant Agent agree that an amendment to the Warrant Agreement is not necessary.

(i)	By the acquisition of the Warrants evidenced by this Warrant Certificate, the Registered Holder and each Beneficial Owner of the Warrants shall be deemed irrevocably to have (i) consented to the imposition of any Resolution Measure as it may be imposed without any prior notice by the competent resolution authority of its decision to exercise such power with respect to the Warrants, (ii) authorized, directed and requested the Depositary and any direct participant in the Depositary or other intermediary through which it holds the Warrants to take any and all necessary action, if required, to implement the imposition of any Resolution Measure with respect to the Warrants as it may be imposed, without any further action or direction on the part of such Warrantholders of the Warrants or the Warrant Agent and (iii) acknowledged and accepted that the provisions contained in Article 3 of the Second Amendment to the Warrant Agreement are exhaustive on the matters described in Article 3 of the Second Amendment to the Warrant Agreement to the exclusion of any other agreements, arrangements or understandings between it and the Bank relating to the terms and conditions of the Warrants.

(j)	If the competent resolution authority imposes a Resolution Measure with respect to less than the total outstanding notional amount of the Warrants, unless the Warrant Agent is otherwise instructed by the Bank or the competent resolution authority, any cancellation, write-off or conversion into equity made in respect of the Warrants pursuant to the Resolution Measure will be made on a substantially pro rata basis among the Warrants of any series.

(k)	The Bank’s obligations to indemnify the Warrant Agent in accordance with Section 5.02 of the Warrant Agreement shall survive the imposition of a Resolution Measure by the competent resolution authority with respect to the Warrants evidenced by this Warrant Certificate.

The Warrant Agreement and the terms of the Warrants are subject to amendment as provided in the Warrant Agreement.

This Warrant Certificate shall be governed by, and interpreted in accordance with the laws of the State of New York, excluding choice of law provisions, except as may otherwise be required by mandatory provision of law.

[Designation of Warrants]

Exercise Notice

[By Mail]

[DB Services Tennessee, Inc.

Reorganization Unit

P.O. Box 292737

Nashville, TN 37229-2737]

[By Overnight Mail or Courier]

[DB Services Tennessee, Inc.

Trust and Securities Services

Reorganization Unit

648 Grassmere Park Road

Nashville, TN 37211]

Attention: Reorganization Unit

The undersigned (the “Registered Holder”) hereby irrevocably exercises __________ Warrants (the “Exercised Warrants”) and delivers to you herewith a Warrant Certificate or Certificates, registered in the Registered Holder’s name, representing a number of Warrants at least equal to the number of Exercised Warrants, and the Exercise Property with respect thereto.

The Registered Holder hereby directs the Warrant Agent (a) to deliver the Warrant Property as follows:

and (b) if the number of Exercised Warrants is less than the number of Warrants represented by the enclosed Warrant Certificate, to deliver a Warrant Certificate representing the unexercised Warrants to:

Dated:
(Registered Holder)

By:
Authorized Signature
Address:
Telephone:

[If Warrant is a Global Warrant, insert this Schedule A.]

SCHEDULE A

[Designation of Warrants]

GLOBAL
WARRANT
SCHEDULE OF EXCHANGES

The initial number of Warrants represented by this Global Warrant is __________. In accordance with the Warrant Agreement and the Unit Agreement dated as of [            ] among the Bank, [              ] as Unit Agent, Deutsche Bank Trust Company Americas as Warrant Agent, [              ] as Collateral Agent, and Law Debenture Trust Company of New York as Trustee under the Indenture referred to therein and the Holders from time to time of the Units described therein, the following (A) exchanges of [the number of Warrants indicated below for a like number of Warrants to be represented by a Global Warrant that has been separated from a Unit (a “Separated Warrant”)]4 [the number of Warrants that had been represented by a Global Warrant that is part of a Unit (an “Attached Unit Warrant”) for a like number of Warrants represented by this Global Warrant]5 or (B) reductions as a result of the exercise of the number of Warrants indicated below have been made:

Date of Exchange or Exercise	[Number Exchanged for Separated Warrants][4]	[Reduced Number Outstanding Following Such Exchange][4]	[Number of Attached Unit Warrants Exchanged for Warrants represented by this Separated Warrant]5	[Increased Number Outstanding Following Such Exchange][5]	Number of Warrants Exercised	Reduced Number Outstanding Following Such Exercise	Notation Made by or on Behalf of Warrant Agent

4 Applies only if this Global Warrant is part of a Unit.

5 Applies only if this Global Warrant has been separated from a Unit.